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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 29, 1995


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                            HELIAN HEALTH GROUP, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                                 2-18244                     95-4070276
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



9600 BLUE LARKSPUR LANE                                                   93940
MONTEREY, CALIFORNIA                                                  (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 646-9000


              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5. OTHER INFORMATION

         The Registrant entered into an Agreement and Plan of Merger with TheraTx, Incorporated Atlanta Acquisition Corp., dated August 29, 1995. In connection with the Agreement and Plan of Merger, the Registrant also entered into a Stock Option Agreement, dated August 29, 1995, with TheraTx, Incorporated, and the Registrant and certain stockholders of the Registrant entered into a Stockholder Agreement, dated August 29, 1995. These Agreements are attached as Exhibit 1 to this report. The Registrant's press release announcing the definitive Agreement and Plan of Merger is attached as Exhibit 2 to this report.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits:

         EXHIBIT
         NUMBER                        DESCRIPTION
         -------                       -----------

          1.      Agreement   and  Plan  of  Merger   by  and   Among   TheraTx,
                  Incorporated, Atlanta Acquisition Corp. and Helian Health Group, Inc., dated as of August 29, 1995 (which includes conformed copies of the Stock Option Agreement, dated August 29, 1995, between Helian Health Group, Inc. and TheraTx, Incorporated, and a Stockholder Agreement, dated August 29, 1995, between certain stockholders of Helian Health Group, Inc. and TheraTx).

         2.       Press Release.






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                                   SIGNATURES






     Pursuant to the requirements of the Securities Exchange Act of 1934, this registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     HELIAN HEALTH GROUP, INC.


September 1, 1995                    /s/     DONALD C. BLANDING
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                                     DONALD C. BLANDING, TREASURER AND PRINCIPAL
                                     ACCOUNTING OFFICER